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                                 EXHIBIT 23.2
                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-8 of our report dated April 3, 1995 on our audits of the consolidated financial statements of Helene Curtis Industries, Inc. (the "Company"), included in the Company's Form 10-K for the year ended February 28, 1995, which report is incorporated by reference herein.


                                                        COOPERS & LYBRAND L.L.P.


Chicago, Illinois
January 16, 1996